Exhibit 10.19E

AMENDMENT NO. 4 TO EXCLUSIVE LICENSE AGREEMENT

THIS Amendment No. 4 to Exclusive License Agreement ("Amendment No. 4") is made and entered into this 15th day of September 2016 ("Effective  Date of Amendment No. 4"), by and  between  the Mayo Foundation for Medical Education and Research ("Mayo") having its  principal  place  of  business at 200 First Street SW, Rochester, Minnesota 55905, and Unity Biotechnology, Inc. (formerly known as Cenexys, Inc.), a Delaware corporation, having a place of business at 3280 Bayshore Blvd, Brisbane ("Company"), for purposes of confirming the parties' intent and agreement as set forth herein.

BACKGROUND

Mayo and Company  are parties to an Exclusive License Agreement, with an effective date of the

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28th day of  June,  2013  ("Agreement"),  which  confirms  the  parties'  intent  and  agreement  to grant an exclusive license to Mayo's certain patent rights and a nonexclusive license to certain know-how along  with Amendment No. 1, Amendment No. 2, and Amendment No. 3 to the  Agreement.  Mayo  and Company agree that there is no need to amend Exhibit C listing the proprietary research tools. Mayo and Company wish to amend the Agreement as set forth  in  this Amendment  No. 4, and, accordingly, Mayo and Company agree as follows:

AMENDED TERMS

1.    Exhibit A in its entirety will be deleted and replaced with the exhibit attached to this Amendment   No. 4.

All other terms of the Agreement and Amendment No. 3 shall remain in full force and effect for  the term of the Agreement and as set forth in the Agreement.

***Certain information contained herein has been omitted pursuant to Regulation S-K 601(b)(10).

Confidential treatment has been granted with respect to the omitted portions.

IN WITNESS WHEREOF, Mayo and Company hereby enter into this Amendment No. 4, effective as of the date first set forth above.

Unity Biotechnology, Inc.	Mayo Foundation for Medical Education and Research
By:/s/ Nathaniel E. David	By: /s/ Daniel D. Estes Name: Daniel D. Estes Title: Assistant Treasurer

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***Certain information contained herein has been omitted pursuant to Regulation S-K 601(b)(10).

Confidential treatment has been granted with respect to the omitted portions.

EXHIBIT A

PATENT RIGHTS

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***Certain information contained herein has been omitted pursuant to Regulation S-K 601(b)(10).

Confidential treatment has been granted with respect to the omitted portions.